UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 4, 2022
 -
Amgen Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37702	95-3540776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive
Thousand Oaks
California		91320-1799
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code
(805) 447-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	AMGN	The Nasdaq Stock Market LLC
2.000% Senior Notes due 2026	AMGN26	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
Second Quarter 2022 Earnings Press Release and Reconciliation of Non-GAAP Financial Measures
On August 4, 2022, Amgen Inc. (the Company) issued a press release announcing its unaudited results of operations for the three and six months ended June 30, 2022, and its unaudited financial position as of June 30, 2022. The full text of the press release is furnished as Exhibit 99.1 hereto.
In its press release the Company included certain non-U.S. Generally Accepted Accounting Principles (GAAP) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission. The non-GAAP financial measures included in the press release are non-GAAP earnings per share, non-GAAP operating income, non-GAAP operating margin, non-GAAP tax rate, non-GAAP net income, non-GAAP operating expenses and sub-components of non-GAAP operating expenses such as non-GAAP cost of sales, non-GAAP research and development (R&D) expenses and non-GAAP selling, general and administrative expenses. Reconciliations for such non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the press release. The Company also included Free Cash Flow (FCF), which is computed by subtracting capital expenditures from operating cash flow, each as determined in accordance with GAAP.
The Company believes that this presentation of non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. The Company uses certain non-GAAP financial measures to enhance an investor’s overall understanding of the financial performance and prospects for the future of the Company’s ongoing business activities by facilitating comparisons of results of ongoing business operations among current, past and future periods. The Company believes that FCF provides a further measure of the Company’s liquidity. The Company uses non-GAAP financial measures in connection with its own budgeting and financial planning internally to evaluate the performance of the business, including to allocate resources and to evaluate results relative to incentive compensation targets. The non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.
The following is a summary of the costs and other items excluded from the most directly comparable GAAP financial measures to calculate non-GAAP financial measures:
•Acquisition-related expenses: Acquisition-related charges are primarily associated with intangible assets acquired in connection with business acquisitions. Such charges include amortization of developed-product-technology rights, licensing rights, R&D technology rights, and marketing-related rights, as well as impairments of in-process R&D assets. Charges for purchased intangible assets are significantly impacted by the timing and magnitude of the Company’s acquisitions and potential product approvals as they relate to in-process R&D projects acquired. Accordingly, these charges may vary in amount from period to period. The Company excludes these charges for purposes of calculating the non-GAAP financial measures presented to facilitate a more meaningful evaluation of the Company’s current operating performance and comparisons to past operating performance. The Company believes that excluding the noncash charges related to those intangible assets acquired in business acquisitions treats those assets as if the Company had developed them internally in the past and, thus, provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally-developed-intellectual property.
•Net charges pursuant to the Company’s costs savings initiatives: Costs from cost savings initiatives are primarily related to facilities charges, including accelerated depreciation, and severance and benefits for employees terminated pursuant to our transformation and process improvement efforts. Costs from such initiatives are inconsistent in amount and are significantly impacted by the timing and nature of these events. Therefore, although the Company may incur these types of expenses in the future, it believes that eliminating these charges for purposes of calculating the non-GAAP financial measures provides a supplemental evaluation of the Company’s current operating performance and facilitates comparisons to past operating performance.
•Other items: The Company adjusts GAAP financial results for certain income and expenses (or gains and losses). These adjustments include (1) certain items from investment transactions, including amortization and impairments from the basis difference that arises from certain equity method investments and certain gains and losses on our investments in equity securities that are recorded to other income and expense; (2) the impact of a nonstrategic divestiture, which includes cumulative foreign currency translation adjustments; and (3) certain items associated with judgments and/or settlements for legal proceedings discussed in our filings. The Company excludes these items for the purpose of calculating the non-GAAP financial measures presented because the Company believes these items are outside the ordinary course of business. The Company believes eliminating these items provides a supplemental evaluation of the Company’s current operating performance and facilitates comparisons to past operating performance.

•The tax effect of the adjustments between GAAP and non-GAAP results take into account the tax treatment and related tax rate(s) that apply to each adjustment in the applicable tax jurisdiction(s). Generally, this results in a tax impact at the U.S. marginal tax rate for certain adjustments, including the majority of amortization of intangible assets, whereas the tax impact of other adjustments, including expenses related to cost savings initiatives, depends on whether the amounts are deductible in the respective tax jurisdictions and the applicable tax rate(s) in those jurisdictions.
The press release also contains a discussion of the additional purposes for which the Company’s management uses these non-GAAP financial measures.
Presentation of Non-GAAP Financial Results to Reflect Updated Non-GAAP Policy
Beginning with the first quarter of 2022, the Company has modified its presentation of non-GAAP results and no longer excludes any upfront or milestone payments for licensing or collaboration agreements (regardless of the dollar amount), asset acquisitions of pre-approval, in-process R&D assets, or premiums paid on equity investments to the extent that such premiums are expensed as part of an upfront payment, from its non-GAAP measures. This change in our non-GAAP policy does not affect the Company’s non-GAAP results for the second quarter of 2022, however it does affect previously presented second quarter 2021 non-GAAP results, as the Company had charges related to those items during that period. Prior period results have been recast to conform to this new non-GAAP policy. Furnished pursuant to this Item 2.02 as Exhibit 99.2 hereto is the recast presentation of the Company’s 2021 non-GAAP results to reflect our updated non-GAAP policy.
This information and the information contained in the press release and recast presentation of the Company’s 2021 non-GAAP financial results shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report is not incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release dated August 4, 2022
99.2	Recast of 2021 Non-GAAP Financial Information As Reported to Reflect Updated Non-GAAP Policy
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date:	August 04, 2022	By:	/s/ Peter H. Griffith
		Name:	Peter H. Griffith
		Title:	Executive Vice President and Chief Financial Officer